Exhibit 10.2

THIS SECURITY (AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY) HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

PANACEA LIFE SCIENCES, INC.

Convertible Note

Issuance Date: December 3, 2019	Original Principal Amount: $7,000,000

Note No.: 1

FOR VALUE RECEIVED, Panacea Life Sciences, Inc., a Colorado corporation (the “Company”), hereby promises to pay to 22nd Century Group, Inc., a Nevada corporation, or its registered assigns (the “Holder”), the amount set out above as the Original Principal Amount (as reduced in connection with the conversion of this Note, the “Principal”) on the Maturity Date and to pay interest (“Interest”) on any outstanding Principal at the Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same is paid in full, whether upon the Maturity Date, the Conversion Date or otherwise (in each case in accordance with the terms hereof). Upon payment in full of all Principal and Interest payable hereunder (or upon conversion of this Note (as defined below), this Note shall be surrendered to the Company for cancellation. Certain capitalized terms used herein are defined in Section 22.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE “SECURITY AGREEMENT”) DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF HOLDER. ADDITIONAL RIGHTS OF HOLDER ARE SET FORTH IN THE SECURITY AGREEMENT.

1.       PAYMENTS OF PRINCIPAL. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal. The Company may prepay any portion of the outstanding Principal, without penalty, upon at least ten (10) Business Days’ prior written notice to the Holder.

2.       INTEREST; INTEREST RATE. Interest on this Note shall (i) accrue at the Interest Rate, (ii) commence accruing on the Issuance Date, (iii) be computed on the basis of a 365-day year for the actual number of days elapsed, and (iii) be payable in cash to the Holder on the first day of the calendar month following the calendar month in which it accrues, commencing on January 1, 2020, and continuing to be due on the same day of each succeeding calendar month thereafter so long as this Note is outstanding, together with a final payment of all unpaid accrued interest which shall be due on the Maturity Date or the Conversion Date (or on any such earlier date of payment of this Note is prepaid in full). From and after the occurrence and during the continuance of any Event of Default, the applicable Interest Rate shall automatically be increased by five percent (5%) per annum above the Interest Rate otherwise applicable in accordance with the terms hereof. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure. Any payment of Principal or Interest scheduled for a day which is not a Business Day shall be due on the next following Business Day.

3.       CONVERSION. At any time after the Issuance Date but prior to the Maturity Date, the Holder shall have the right, but not the obligation, to convert, upon three (3) Business Days prior written notice to the Company, the outstanding Principal and any accrued and unpaid Interest thereon into shares of Series B Preferred Stock at a conversion price per share equal to $1.875, subject to adjustment as herein provided (the “Conversion Price”). Such notice shall state the amount of the outstanding Principal and accrued and unpaid Interest to be converted. If the notice provides that the Holder is converting all of the outstanding Principal, any accrued and unpaid Interest that will not be converted into shares of Series B Preferred Stock shall be paid by the Company to the Holder by check or wire transfer of immediately available funds to an account specified in writing by the Holder on or prior to the date the Company delivers the shares of Series B Preferred Stock to the Holder. The Company shall not issue any fraction of a share of Series B Preferred Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Series B Preferred Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. Any conversion of this Note pursuant to this Section 3 shall be deemed to have been made upon the satisfaction of all of the conditions set forth in this Section 3 and on and after such date the Holder entitled to receive the shares of Series B Preferred Stock upon such conversion shall be treated for all purposes as the record holder of such shares. If this Note is converted in part only, upon conversion of such part hereof, the Company shall execute and deliver to the Holder upon surrender of this Note a new Note in the aggregate principal amount equal to the then unconverted portion of the Principal of this Note plus any accrued but unpaid Interest and in all other respects identical to this Note.

4.       ADJUSTMENT OF CONVERSION PRICE. If the Company, at any time after the Issuance Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Series B Preferred Stock, or otherwise makes a distribution on any class of capital stock that is payable in shares of Series B Preferred Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Series B Preferred Stock into a larger number of shares, or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Series B Preferred Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Series B Preferred Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Series B Preferred Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Price is used in any calculation hereunder, then in such calculation such Conversion Price shall be adjusted appropriately to reflect such event.

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5.       RIGHTS UPON EVENT OF DEFAULT.

(a)       Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)       the Company’s failure to pay to the Holder any amount of Principal or Interest when and as due under this Note and the continuation of such failure for a period of at least ten (10) Business Days;

(ii)       the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any such applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(iii)       the commencement against the Company by a third party of an Insolvency Proceeding and the same shall not be dismissed within sixty (60) days of their initiation;

(b)       If an Event of Default specified in Sections 5(a)(i) occurs, then the Holder may, by written notice to the Company, declare this Note to be forthwith due and payable, as to Principal and all accrued Interest, whereupon this Note shall become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company. If any Event of Default specified in Sections 5(a)(ii) or (iii) occurs, the Principal of and accrued Interest on this Note shall automatically forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.

(c)       If any Event of Default occurs and is continuing, the Holder may pursue any available remedy to collect the payment of Principal and Interest or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the holder of this Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

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6.       NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

7.       VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note.

8.       COVENANTS. Until all of the Notes have been converted or otherwise satisfied in accordance with their terms, the Company shall maintain and preserve its existence, rights and privileges.

9.       AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

10.       TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder in whole or in part, subject only to the provisions of the restrictive legend set forth at the top of the first page of this Note; provided that, so long as no Event of Default has occurred and is continuing, any such sale, assignment or transfer shall be subject to the prior written consent of the Company.

11.       REISSUANCE OF THIS NOTE.

(a)       Transfer. If this Note is to be transferred as permitted under Section 10 above, the Holder shall surrender this Note to the Company along with a duly executed copy of the transfer instrument attached hereto as Exhibit A, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 11(c)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 10(c)) to the Holder representing the outstanding Principal not being transferred.

(b)       Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 11(c)) representing the outstanding Principal.

(c)       Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal of this Note, from the Issuance Date.

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12.       REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

13.       CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the Purchase Agreement shall have the meanings ascribed to such terms on the Issuance Date in the Purchase Agreement unless otherwise consented to in writing by the Holder.

14.       FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15.       NOTICES; CURRENCY; PAYMENTS.

(a)       Notices. All notices and other communications given or made pursuant hereto shall be in writing to the addresses set forth on the signature page hereof and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

(b)       Currency. All Principal, Interest and other amounts owing under this Note or any Transaction Document that, in accordance with their terms, are paid in cash, shall be paid in United States Dollars.

(c)       Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by (i) wire transfer of immediately available funds to such Person according to wire transfer instructions previously provided to the Company in writing or (ii) a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

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16.       CANCELLATION. After all Principal and accrued and unpaid Interest at any time owed on this Note have been paid in full (or upon conversion of this Note in accordance with Section 3 hereof, together with payment of any Interest due and owing upon conversion in accordance with Section 3 hereof), this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.       WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

18.       SEVERABILITY. If any provision of this Note is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

19.       GOVERNING LAW/JURISDICTION. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD DEFER TO THE LAW OF ANOTHER JURISDICTION. THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF DELAWARE OR THE COURTS OF THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE HOLDER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE HOLDER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

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20.       MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and, if there shall remain any excess after such application, such excess shall be refunded to the Company.

21.       COLLECTION. The Company agrees to pay all reasonable costs or expenses incurred by the Holder or the Agent, on behalf of the holders of the Notes, including reasonable attorneys’ fees (including those for appellate proceedings), incurred in connection with any Event of Default or in connection with the collection or attempted collection or enforcement hereof, whether or not legal proceedings may have been instituted.

22.       CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)       “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b)       “Conversion Date” means the date upon which this Note is converted pursuant to Section 3.

(c)       “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(d)       “Interest Rate” means ten percent (10%) per annum, as may be adjusted pursuant to Section 2 hereof.

(e)       “Maturity Date” means the earlier to occur of (i) the fifth (5th) anniversary of the Issuance Date or (ii) the date that Warrant is initially exercised by the Holder.

(f)        “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(g)       “Series B Preferred Stock” means the Series B Preferred Stock, par value $0.01 per share, of the Company.

(h)       “Warrant” means that certain Warrant to purchase shares of Series B Preferred Stock at an exercise price of $2.344 per share issued by the Company to the Holder on the date hereof.

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IN WITNESS WHEREOF, this Note is executed as of the date first above written.

“Company”

PANACEA LIFE SCIENCES, INC.

By:	/s/ Leslie Buttorff
	Name:	Leslie Buttorff
	Title:	CEO

Address:	16194 W 45th Ave
Golden, CO 80403

“Holder”

22nd CENTURY GROUP, INC.

By:	/s/ Clifford B. Fleet
	Name:	Clifford B. Fleet
	Title:	President and CEO

Address:	8560 Main Street
Suite 4
Williamsville, NY 14221

EXHIBIT A

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto [NAME OF ASSIGNEE] the within instrument of Panacea Life Sciences, Inc. and does hereby irrevocably constitute and appoint [_________] as Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Dated: ______________ ____, 20__

By:
Name:
Title:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.